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                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549



                                    FORM 8-K/A




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 11, 2000




                              NATURAL WONDERS, INC.
             (Exact name of Registrant as specified in its charter)




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
       DELAWARE                              0-20035                       77-0141610
(State or other jurisdiction of            (Commission              (IRS Employer Identification No.)
 incorporation or organization)            File Number)
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                4209 TECHNOLOGY DRIVE, FREMONT, CALIFORNIA 94538
                    (Address of principal executive offices)
                                   (Zip code)


                                  510-252-9600
              (Registrant's telephone number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On September 11, 2000, the Company successfully completed the acquisition of World of Science, Inc. ("WOSI"). The Company purchased all of the outstanding common stock of WOSI (4,736,105 shares) for $1.15 per share ($5,447,000).

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

  (a)(1)   Financial statements of business acquired

               Financial statements required by this item have not been included in this filing, but will be submitted in an amended 8-K filing not later than 60 days after this Report on Form 8-K must be filed.

  (a)(2) Accountant's report will be filed by amendment to this Form 8-K not later than 60 days after this Report on Form 8-K must be filed.

  (b)(1) Pro Forma Condensed Financial Information will be filed by amendment to this Form 8-K not later than 60 days after this Report of Form 8-K must be filed.

  (c)      Exhibits

99.1*    Press Release dated September 11, 2000

99.2*    Loan Agreement with IBJ Whitehall

99.3*    Loan Agreement with Hilco

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* Previously filed


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 26, 2000

                                  NATURAL WONDERS, INC.
                                   (Registrant)



                                  /s/ Peter G. Hanelt
                                  --------------------------------------
                                  Peter G. Hanelt,
                                  Chief Executive Officer, President and
                                  Chief Financial Officer
                                  (Signing on behalf of the registrant and
                                  as Principal Accounting and Financial Officer)

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